Long-Term Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

	December 31, 2017	December 31, 2016
	$	$
U.S. Dollar-denominated Revolving Credit Facilities due from 2018 to 2022	254,275	208,222
U.S. Dollar-denominated Term Loans due from 2018 to 2031	935,286	1,005,199
Norwegian Kroner-denominated Bonds due from 2018 to 2021	377,856	371,329
Euro-denominated Term Loans due from 2018 to 2023	232,957	219,733
Other U.S. Dollar-denominated Loans	10,000	—
Total principal	1,810,374	1,804,483
Unamortized discount and debt issuance costs	(12,382)	(13,257)
Total debt	1,797,992	1,791,226
Less current portion	(552,404)	(188,511)
Long-term debt	1,245,588	1,602,715

As at December 31, 2017, the Partnership had three revolving credit facilities available all of which are current. The three credit facilities, as at such date, provided for borrowings of up to $443.7 million (December 31, 2016 – $451.9 million), of which $189.4 million (December 31, 2016 – $243.7 million) was undrawn. Interest payments are based on LIBOR plus margins, which ranged from 0.55% to 1.25% . In February 2018, the Partnership refinanced a $197 million revolving credit facility maturing in 2018 with a new $197 million revolving credit facility maturing in 2022 (see Note 19f). The amounts available under the three revolving credit facilities reduces by $268.1 million in 2018, $22.4 million in 2019, $23.4 million in 2020, $24.4 million in 2021 and $105.4 million in 2022. The revolving credit facilities may be used by the Partnership to fund general partnership purposes and to fund cash distributions. The Partnership is required to repay all borrowings used to fund cash distributions within 12 months of their being drawn, from a source other than further borrowings. One of the revolving credit facilities is unsecured.  The other two revolving credit facilities are collateralized by first-priority mortgages granted on four of the Partnership’s vessels, together with other related security, and include a guarantee from the Partnership or its subsidiaries of all outstanding amounts. The Partnership is in the process of refinancing the other two revolving credit facilities.

As at December 31, 2017, the Partnership had seven U.S. Dollar-denominated term loans outstanding which totaled $935.3 million (December 31, 2016 – $1.0 billion) in aggregate principal amount. Interest payments on the term loans are based on LIBOR plus a margin, which ranged from 0.30% to 3.25%. The seven term loans require quarterly interest and principal payments and have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 16 of the Partnership’s vessels to which the loans relate, together with certain other related security. In addition, at December 31, 2017, all of the outstanding term loans were guaranteed by either the Partnership or subsidiaries of Teekay Nakilat Corporation (or the Teekay Nakilat Joint Venture), of which the Partnership is a 70% owner.

The Partnership has Norwegian Kroner (or NOK) 3.1 billion of senior unsecured bonds issued in the Norwegian bond market that mature through 2021. As at December 31, 2017, the total amount of the bonds, which are listed on the Oslo Stock Exchange, was $377.9 million (December 31, 2016 – $371.3 million). The interest payments on the bonds are based on NIBOR plus a margin, which ranges from 3.70% to 6.00%. The Partnership entered into cross-currency rate swaps, to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.92% to 7.72% and the transfer of principal fixed at $430.5 million upon maturity in exchange for NOK 3.1 billion (see Note 12).

The Partnership has two Euro-denominated term loans outstanding, which as at December 31, 2017, totaled 194.1 million Euros ($233.0 million) (December 31, 2016 – 208.9 million Euros ($219.7 million)). Interest payments are based on EURIBOR plus margins, which ranged from 0.60% to 2.25% as at December 31, 2017, and the loans require monthly interest and principal payments. The term loans have varying maturities through 2023. The term loans are collateralized by first-priority mortgages on two vessels to which the loans relate, together with certain other related security and are guaranteed by the Partnership and one of its subsidiaries.

The weighted-average effective interest rate for the Partnership’s long-term debt outstanding at December 31, 2017 and December 31, 2016 were 3.34% and 3.03%, respectively. These rates do not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge certain of its floating-rate debt (see Note 12). At December 31, 2017, the margins on the Partnership’s outstanding revolving credit facilities and term loans ranged from 0.30% to 3.25%.

All Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Partnership’s NOK-denominated bonds, the Partnership’s Euro-denominated term loans and restricted cash, the repayment of the Partnership's NOK-denominated bonds and the termination of the associated cross-currency swaps, and the change in the valuation of the Partnership’s cross-currency swaps, the Partnership incurred foreign exchange (losses) gains of $(26.9) million, $5.3 million, and $13.9 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The aggregate annual long-term debt principal repayments required subsequent to December 31, 2017, after giving effect to the revolving credit facility refinancing completed in February 2018, are $555.4 million (2018), $83.9 million (2019), $359.5 million (2020), $346.7 million (2021), $144.8 million (2022) and $320.1 million (thereafter).

Certain loan agreements require that (a) the Partnership maintains minimum levels of tangible net worth and aggregate liquidity, (b) the Partnership maintain certain ratios of vessel values related to the relevant outstanding loan principal balance, (c) the Partnership not exceed a maximum amount of leverage, and (d) certain of the Partnership’s subsidiaries maintain restricted cash deposits. As at December 31, 2017, the Partnership had two facilities with an aggregate outstanding loan balance of $90.6 million that require it to maintain minimum vessel-value-to-outstanding-loan-principal-balance ratios ranging from 110% to 135%, which as at December 31, 2017 ranged from 126% to 243%. The vessel values were determined using second-hand market comparables or using a depreciated replacement cost approach. Since vessel values can be volatile, the Partnership’s estimates of market value may not be indicative of either the current or future prices that could be obtained if the Partnership sold any of the vessels. The Partnership’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Partnership's subsidiaries are in default under their term loans or revolving credit facilities. As at December 31, 2017, the Partnership was in compliance with all covenants relating to the Partnership’s credit facilities and term loans.

The Partnership maintains restricted cash deposits relating to certain term loans, collateral for cross-currency swaps, project tenders, leasing arrangements (see Note 13c) and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs, which cash totaled $95.2 million and $117.0 million as at December 31, 2017 and 2016, respectively.